UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008

Stellar Pharmaceuticals Inc.
(Exact name of registrant as specified in charter)

Ontario	0-31198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

544 Egerton Street - London, ON N5W 3Z8
(Address of principal executive offices)

(519) 434-1540
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 30, 2008 the Company previously reported that on January 21, 2008, Stellar Pharmaceuticals Inc. received notification from its current auditors, Mintz & Partners LLP.; (“Mintz”) that both Mintz and Deloitte & Touche LLP (“Deloitte”) agreed to the merger on December 12, 2007, effective January 29, 2008 the auditing firm will operate under the name Deloitte.

The company has engaged Deloitte as its auditors and does not anticipate any changes in its reports and auditing relationship with the combined auditing entity.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

(b)   PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)   EXHIBITS.

EX-16.1

Auditor Consent Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Pharmaceuticals Inc.

Date: February 25, 2008	By:	/s/ Janice Clarke
Janice Clarke
Chief Financial Officer